Exhibit 99.1

reAlpha Tech Corp. Announces Financial Results for the Quarter Ended June 30, 2024

DUBLIN, Ohio, August 14, 2024 - reAlpha Tech Corp. (“reAlpha,” the “Company,” “us,” “we” or “our”) (Nasdaq: AIRE), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced financial results for the quarter ended June 30, 2024.

Business Highlights

●	Launched Claire, our generative AI-powered, commission-free home buying platform. Claire’s introduction aligns with a major shift in the real estate sector, as the National Association of Realtors (“NAR”) agreed to settle their lawsuit for $418 million after they were found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development will result in the standard six percent sales commission payable by sellers to be eliminated.

●	We completed the acquisition of Naamche, Inc. and its Nepal counterpart (collectively, “Naamche”), on May 6, 2024. Naamche is Nepal-based technology firm focused on developing AI-powered solutions for large industries, including real estate. This acquisition added a talented team of 43 engineers, developers and UI/UX designers, resulting in our full time employee count to increase from 15 to 57.

“We believe that the completion of the Naamche acquisition marked the second quarter of 2024 as the beginning of the ramp up of our acquisition-led growth strategy,” said Giri Devanur, Chief Executive Officer of reAlpha. “We are continuously looking for strategic acquisition opportunities that will advance our mission of bringing innovative technologies to the real estate industry. Naamche’s acquisition is one of the early steps in this process.”

“We intend to capitalize on a significant industry shakeup created by the NAR lawsuit. We launched Claire after the settlement was announced on March 15, 2024. We are focused on continually improving the product and acquiring additional real estate service companies to unlock more potential sources of revenue. We look forward to sharing our growth and developments in the coming quarters, especially after the effects of the NAR settlement take effect on August 17, 2024,” concluded Mr. Devanur.

reAlpha intends to continue investing in their technologies to commercialize them to the general public, and to target and acquire companies to fuel growth.

Second Quarter 2024 Financial Highlights:

●	Revenue was $62,353 for the three months ended June 30, 2024, an increase of 205% from the quarter ended March 31, 2024, and 13.6% increase year-over-year (“YoY”).
●	Cash and cash equivalents of approximately $3.7 million as of June 30, 2024.
●	Net loss was $(1,478,312) for the three months ended June 30, 2024.
●	Adjusted EBITDA was $(1,147,148), a decrease of 5.4% from the quarter ended March 31, 2024, and 48% decrease YoY.

Outlook for Quarter Ending September 30, 2024

We expect to achieve the following for the quarter ending September 30, 2024:

●	Revenue to grow 140% to 170% from the quarter ended June 30, 2024.
●	Completion of integration of AiChat Pte. Ltd. (“AiChat”) (acquired July 2024) and Hyperfast Title, LLC (“Hyperfast”) (acquired August 2024) into our business.

Explanatory Notes on Use of Non-GAAP Financial Measures

To supplement our financial information presented in accordance with U.S. GAAP (“GAAP”), we believe “Adjusted EBITDA” and “Net income per share,” both “non-GAAP financial measures,” as such term is defined under the rules of the SEC, are useful in evaluating our operating performance. We use Adjusted EBITDA and Net income per share to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures may be helpful to investors because it provides consistency and comparability with past financial performance. However, these non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

We reconcile our non-GAAP financial measure of Adjusted EBITDA to our net income, adjusted to exclude interest expense, depreciation and amortization, share-based compensation and certain charges or gains resulting from non-recurring events.

We reconcile our non-GAAP financial measure of Net income per share to our net income, adjusted to exclude provision for depreciation and amortization of certain intangible assets, share-based compensation and certain charges or gains resulting from non-recurring events.

About reAlpha

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha's goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About Claire

Claire, announced on April 24, 2024, is reAlpha's generative AI-powered, zero-commission homebuying platform. The tagline: No fees. Just keys.TM - reflects reAlpha's dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

Claire's introduction aligns with major shifts in the real estate sector after the National Association of Realtors ("NAR") agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. Claire offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the home buying process.

Homebuyers can use Claire's conversational interface to guide them through every step of their journeys, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, Claire is under limited availability for homebuyers located in Palm Beach, Miami-Dade and Broward counties in South Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information on Claire, please visit www.reAlpha.com.

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Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned acquisitions, business strategy and plans, objectives of management for future operations of reAlpha, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of Naamche Hyperfast and AiChat into its existing business and the anticipated demand for their services; reAlpha’s ability to commercialize its developing AI-based technologies; the inability to maintain and strengthen reAlpha’s brand and reputation; any accidents or incidents involving cybersecurity breaches and incidents; the inability to accurately forecast demand for short-term rentals and AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; the inability of reAlpha to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against reAlpha; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in our SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

Media Contact

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca

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REALPHA TECH CORP.

Condensed Consolidated Balance Sheet

June 30, 2024 and December 31, 2023
(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Current Assets
Cash	$3,682,327	$6,456,370
Accounts receivable	34,330	30,630
Prepaid expenses	130,912	242,795
Other current assets	690,218	670,499
Total current assets	4,537,787	7,400,294

Property and Equipment, at cost
Property and equipment, net	100,465	328,539

Other Assets
Investments	90,000	115,000
Other long-term assets	156,250	406,250
Intangible assets, net	869,101	997,962
Goodwill	17,887,233	17,337,739
Capitalized software development - work in progress	996,049	839,085

TOTAL ASSETS	$24,636,885	$27,424,869

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$536,483	$461,875
Other loans	47,524	190,095
Accrued expenses	522,816	817,114
Other current liabilities	268,635	-
Total current liabilities	1,375,458	1,469,084

Long-Term Liabilities
Deferred liabilities, net of current portion	1,000,000	1,000,000
Mortgage loans	-	247,000
Other long term liabilities	53,348	-
Total liabilities	2,428,806	2,716,084

Stockholders' Equity (Deficit)
Preferred stock, $0.001 par value; 5,000,000 shares authorized, 0 shares issued and outstanding as of June 30, 2024 and December 31, 2023	-	-
Common stock ($0.001 par value; 200,000,000 shares authorized, 44,323,226 shares outstanding as of June 30, 2024; 200,000,000 shares authorized, 44,122,091 shares outstanding as of December 31, 2023)	44,324	44,123
Additional paid-in capital	37,295,942	36,899,497
Accumulated deficit	(15,135,194)	(12,237,885)
Total stockholders' equity (deficit) of reAlpha Tech Corp.	22,205,072	24,705,735

Non-controlling interests in consolidated entities	3,007	3,050
Total stockholders' equity (deficit)	22,208,079	24,708,785

TOTAL LIABILITIES AND STOCKOLDERS' EQUITY	$24,636,885	$27,424,869

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REALPHA TECH CORP.

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2024 and 2023
(unaudited)

	For the Three Months Ended
	June 30, 2024	June 30, 2023

Revenues	$62,353	$54,827
Cost of Revenues	18,250	30,442
Gross Profit	44,103	24,385

Operating Expenses
Wages, benefits and payroll taxes	476,179	296,186
Repairs & maintenance	846	24,645
Utilities	979	6,700
Travel	64,317	11,239
Dues & subscriptions	24,385	16,247
Marketing & advertising	130,378	57,569
Professional & legal fees	311,792	325,138
Depreciation & amortization	69,331	23,242
Other operating expenses	176,162	47,947
Total operating expenses	1,254,369	808,913

Operating Loss	(1,210,266)	(784,528)

Other Income (Expense)
Interest income	363	(372)
Other income	129,388	2,140
Gain on sale of myAlphie	-	5,502,774
Interest expense	(1,041)	(49,379)
Other expense	(396,756)	(16,179)
Total other income (expense)	(268,046)	5,438,984

Net (Loss) Income	(1,478,312)	4,654,456

Less: Net Income (Loss) Attributable to Non-Controlling Interests	17	232

Net (Loss) Income Attributable to Controlling Interests	$(1,478,329)	$4,654,224

Net (loss) income per share — basic	$(0.03)	$0.11

Net (loss) income per share — diluted	$(0.03)	$0.11

Weighted-average outstanding shares — basic	44,224,893	42,522,441

Weighted-average outstanding shares — diluted	44,224,893	42,522,441

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REALPHA TECH CORP.

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2024, and 2023
(unaudited)

	For the Six Months Ended June 30, 2024	For the Six Months Ended June 30, 2023
Cash Flows from Operating Activities:
Net income (loss)	$(2,897,357)	$3,789,543
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	140,784	71,245
Stock based compensation	203,146	-
Commitment fee expenses	250,000	-
Gain on sale of properties	(31,392)	-
Gain on previously held equity	(129,045)	-
Gain on sale of myAlphie	-	(5,502,774)
Changes in operating assets and liabilities:
Accounts receivable	152,829	76,911
Prepaid expenses	111,883	31,701
Other current assets	(17,670)	(154,638)
Accounts payable	28,102	(428,065)
Accrued expenses	(362,159)	(242,282)
Total adjustments	346,478	(6,147,902)
Net cash used in operating activities	(2,550,879)	(2,358,359)

Cash Flows from Investing Activities:
Proceeds from sale of properties	78,000	-
Additions to property, plant & equipment	(1,245)	(23,196)
Cash acquired through business combination	786	(25,000)
Capitalized software development - work in progress	(156,964)	276,450
Net cash (used in) provided in investing activities	(79,423)	228,254

Cash Flows from Financing Activities:
Payments of debt	(143,885)	(347,226)
Proceeds from issuance of common stock	-	313,873
Net cash used in financing activities	(143,885)	(33,353)

Net decrease in cash	(2,774,187)	(2,163,458)

Effect of exchange rate changes on cash	144	-

Cash - Beginning of Period	6,456,370	2,989,782

Cash - End of Period	$3,682,327	$826,324

Reconciliation of Cash
Cash	$3,682,327	$826,324
Total cash	$3,682,327	$826,324

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The following tables provide a reconciliation of net income to Adjusted EBITDA and Net income per share, respectively:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Net (Loss) Income	$(1,478,312)	$4,654,456	$(2,897,357)	$3,789,543
Adjusted to exclude the following	-	-	-	-
Depreciation and amortization	69,331	23,242	140,784	71,245
Gain on sale of myAlphie	-	(5,502,774)	-	(5,502,774)
Interest expense	1,041	49,379	11,843	91,191
Share-based compensation (1)	203,146	-	203,146	-
GEM commitment fee (2)	125,000	-	250,000	-
Acquisition related expense (3)	61,691	675	184,748	103,519
Gain on previously held equity (4)	(129,045)	-	(129,045)	-
Adjusted EBITDA	$(1,147,148)	$(775,022)	$(2,235,881)	$(1,447,276)

Net income per share, diluted	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Net (Loss) Income	$(1,478,312)	$4,654,456	$(2,897,357)	$3,789,543
Adjusted to exclude the following	-	-	-	-
Amortization of acquired intangible assets	64,430	23,242	128,861	71,245
Gain on sale of myAlphie	-	(5,502,774)	-	(5,502,774)
Share-based compensation (1)	203,146	-	203,146	-
GEM commitment fee (2)	125,000	-	250,000	-
Acquisition related expense (3)	61,691	675	184,748	103,519
Gain on previously held equity (4)	(129,045)	-	(129,045)	-
Net income used to compute net income per share, diluted	$(1,153,090)	$(824,401)	$(2,259,647)	$(1,538,467)
Weighted-average shares used to compute net income (loss) per share, diluted	44,224,893	42,522,441	44,173,208	41,823,285
Net income per share, diluted	(0.03)	(0.02)	(0.05)	(0.04)

(1)	Compensation provided to employees and board members through share-based awards, which is recognized as a non-cash expense.

(2)	This relates to the commitment fee of $1 million related to the equity facility we have in place with GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”).

(3)	Expenses related to acquisitions, including professional and legal fees, which are excluded from GAAP financial measures to provide a clearer view of ongoing operational performance.

(4)	Represents the gain from the fair value measurement of previously held equity interests, which is recognized as a non-operational item and treated as a non-GAAP measure.

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